CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to the Registration Statements on Form N-14 (hereafter collectively referred to as the “Registration Statements”) of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), and AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Invesco Management Trust of

i.

our report dated October 14, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Rochester® California Municipal Fund’s Annual Report on Form N-CSR for the year ended July 31, 2019.

ii.

our report dated April 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco New York Tax Free Income Fund’s Annual Report on Form N-CSR for the year ended February 28, 2019.

iii.

our report dated November 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Intermediate Term Municipal Fund’s Annual Report on Form N-CSR for the year ended September 30, 2019.

iv.

our report dated April 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Intermediate Term Municipal Fund’s Annual Report on Form N-CSR for the year ended February 28, 2019.

v.

our report dated October 14, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Rochester Pennsylvania® Municipal Fund’s Annual Report on Form N-CSR for the year ended July 31, 2019.

vi.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Discovery Mid Cap Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

vii.

our report dated October 29, 2019, relating to the consolidated financial statements and consolidated financial highlights, which appears in Invesco Oppenheimer Capital Income Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

viii.

our report dated December 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Multi-Asset Income Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

ix.

our report dated December 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Global Multi-Asset Income Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

x.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Global Infrastructure Fund’s (formerly, Invesco Oppenheimer Macquarie Global Infrastructure Fund) Annual Report on Form N-CSR for the year ended October 31, 2019.

xi.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Global Infrastructure Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

xii.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Conservative Income Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xiii.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco California Tax-Free Income Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xiv.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Equity Income Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

xv.

our report dated November 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund’s Annual Report on Form N-CSR for the year ended September 30, 2019.

xvi.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Short Duration High Yield Municipal Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xvii.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Pennsylvania Tax Free Income Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xviii.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Small Cap Discovery Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xix.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Global Small & Mid Cap Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

xx.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Global Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

xxi.

our reports dated June 26, 2019, relating to each of the financial statements and financial highlights, which appear in Invesco Mid Cap Growth Fund, Invesco Dividend Income Fund, Invesco Technology Sector Fund, Invesco American Value Fund, Invesco Small Cap Value Fund, and Invesco Technology Fund’s Annual Report on Form N-CSR for the year ended April 30, 2019.

xxii.

our report dated February 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco International Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.

xxiii.

our report dated February 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco Mid Cap Core Equity Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.

xxiv.

our report dated August 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Main Street Mid Cap Fund’s Annual Report on Form N-CSR for the year ended June 30, 2019.

xxv.

our report dated February 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco Moderate Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.

xxvi.

our report dated February 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco Quality Income Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.

xxvii.

our report dated December 23, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Mid Cap Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2019.

xxviii.

our report dated February 28, 2019, relating to the financial statements and financial highlights, which appears in Invesco Small Cap Growth Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.

xxix.

our report dated September 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Government Cash Reserves Fund’s Annual Report on Form N-CSR for the year ended July 31, 2019.

xxx.

our report dated April 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Government Money Market Fund’s Annual Report on Form N-CSR for the year ended February 28, 2019.

xxxi.

our report dated October 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Limited-Term Bond Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019.

xxxii.

our report dated April 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Short Term Bond Fund’s Annual Report on Form N-CSR for the year ended February 28, 2019.

xxxiii.

our report dated November 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Limited-Term Government Fund’s Annual Report on Form N-CSR for the year ended September 30, 2019.

xxxiv.

our report dated September 27, 2019, relating to the financial statements and financial highlights, which appears in Invesco Oppenheimer Ultra-Short Duration Fund’s Annual Report on Form N-CSR for the year ended July 31, 2019.

xxxv.

our report dated April 29, 2019, relating to the financial statements and financial highlights, which appears in Invesco Real Estate Fund’s Annual Report on Form N-CSR for the year ended February 28, 2019.

We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” in such Registration Statements.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
February 20, 2020

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